UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by Registrant  ☒                            Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12
Walgreen Co.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on January 8, 2014.

WALGREEN CO.	Meeting Information

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

	Meeting Type:	Annual
	For holders as of:	November 11, 2013
	Date: January 8, 2014	Time: 2:00 PM CST
Location: Navy Pier Grand Ballroom
600 East Grand Avenue
108 WILMOT ROAD DEERFIELD, IL 60015	Chicago, IL 60611

We encourage you to access and review all of the important information contained in the proxy materials before voting.

Admission Ticket

This Notice also serves as an admission ticket to attend the Walgreen Co. Annual Meeting. You should present an admission ticket and a government-issued photo identification to be admitted to the Annual Meeting. This ticket admits only the shareholder identified on this Notice and is not transferable.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT        FISCAL 2013 ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow    (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

                               1) BY INTERNET:         www.proxyvote.com

                               2) BY TELEPHONE:     1-800-579-1639

                               3) BY E-MAIL*:             sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow    (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before December 24, 2013 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow    (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. See “How to Request and Receive a PAPER or E-MAIL Copy” above.

Vote By Telephone: You can vote by telephone by requesting a paper copy of the materials, which will include a proxy card that will provide instructions to vote these shares by proxy via the telephone. See “How to Request and Receive a PAPER or E-MAIL Copy” above.

Voting Items
The Board of Directors recommends that you vote FOR all nominees for director. (Your proxy holders will vote FOR the election of the following nominees unless you indicate otherwise.)		This is not a ballot or a proxy. You cannot use this notice to vote these shares.
1. Election of 13 Directors: Nominees:		The Board of Directors recommends that you vote FOR proposals 2 and 3. (Your proxy holders will vote FOR each of the following proposals unless you indicate otherwise.)
1a.	Janice M. Babiak
		2.	Advisory vote to approve named executive officer compensation.
1b.	David J. Brailer

1c.	Steven A. Davis	3.	Ratify the appointment of Deloitte & Touche LLP as Walgreen Co.’s independent registered public accounting firm.

1d.	William C. Foote

1e. 1f.	Mark P. Frissora Ginger L. Graham	The Board of Directors recommends that you vote AGAINST proposals 4 and 5. (Your proxy holders will vote AGAINST proposals 4 and 5 unless you indicate otherwise.)
1g. 1h.	Alan G. McNally Dominic P. Murphy	4.	Shareholder proposal regarding an executive equity retention policy.

1i.	Stefano Pessina	5.	Shareholder proposal regarding proxy access.

1j.	Nancy M. Schlichting	Note: In their discretion, the proxy holders are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof.

1k.	Alejandro Silva

1l.	James A. Skinner

1m.	Gregory D. Wasson